ORCHID ISLAND CAPITAL,

INC.
AMENDED & RESTATED

BYLAWS
(As adopted by the Board of Directors on December 13, 2022)
ARTICLE I
OFFICES
Section 1.1

Principal Office
.

The principal office

of Orchid Island

Capital, Inc., a

Maryland corporation (the
“ Corporation
”), in the

State of Maryland

shall be located

at such place

as the board

of directors of

the Corporation (the

“
Board
of Directors ”) may designate.
Section 1.2

Additional Offices
.

The Corporation may have

additional offices, including

a principal executive
office, at such places as

the Board of

Directors may from time

to time determine or

the business of the

Corporation may require.
ARTICLE II
MEETINGS OF STOCKHOLDERS
Section 2.1

Place
.

All meetings of

stockholders shall be

held at the

principal executive office of

the Corporation
or at

such other

place as

shall be

set in

accordance with

these Bylaws and

stated in

the notice of

the meeting.

The Board

of
Directors

is authorized

to determine

that a

meeting

not be

held

at any

place, but

instead may

be held

partially

or solely

by
means of remote

communication.

In accordance with

these Bylaws and

subject to any

guidelines and procedures

adopted by
the Board of Directors,

stockholders and proxy holders

may participate in any

meeting of stockholders held by

means of remote
communication

and

may

vote

at

such

meeting

as

permitted

by

Maryland

law.

Participation

in

a

meeting

by

these

means
constitutes presence in person at the meeting.
Section 2.2

Annual Meeting
.

An annual meeting of stockholders for the election of directors and the transaction of any business within the powers of the Corporation shall be held on the date and at the time and place set by the
Board of Directors.
Section 2.3 Special Meetings .
(a)

General
.

Each

of

the

Chair

of

the

Board

of

Directors,

Chief

Executive

Officer,

President

and

Board

of
Directors may call a

special meeting of stockholders. Except

as provided in Section

2.3(b)(4), a special meeting

of stockholders
shall be held on

the date and at

the time and place

set by the

Chair of the Board

of Directors, Chief Executive

Officer, President,
Board of Directors or by whoever has

called the meeting. Subject to Section

2.3(b), a special meeting of stockholders shall

also
be called

by the

Secretary

of the

Corporation

to act

on any

matter that

may

properly be

considered

at a

special meeting

of
stockholders upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast on such matter at such meeting.
(b) Stockholder-Requested Special Meetings .
(1)

Any stockholder of record seeking to have stockholders request a special meeting shall, by sending written

notice

to the

Secretary

of the

Corporation

(the “
Record Date

Request

Notice
”) at

the

principal

executive
office of

the Corporation

by registered

mail, return

receipt requested,

request the

Board of

Directors to

fix a

record
date to

determine the

stockholders entitled

to request

a special

meeting (the

“
Request Record

Date
”). The

Record
Date Request Notice

shall set forth

the purpose of the meeting

and the matters proposed

to be acted on

at it, shall be
signed by one or

more stockholders of

record as of the

date of signature (or

their agents duly authorized

in a writing
accompanying the

Record Date

Request Notice),

shall bear

the date

of signature

of each

such stockholder

(or such
agent) and shall set forth all information relating to each such stockholder and each matter proposed to be acted on at
the meeting

that would

be required

to be

disclosed in

connection with

the solicitation

of proxies

for the

election of
directors

in

an

election

contest

(even

if

an

election

contest

is

not

involved),

or

would

otherwise

be

required

in
connection with

such a solicitation,

in each case

pursuant to

Regulation 14A

(or any

successor provision)

under the
Securities Exchange

Act of

1934, as

amended, together

with the

rules and

regulations promulgated

thereunder (the

“ Exchange Act ”). Upon receiving the Record Date Request Notice, the Board of Directors may fix a Request Record
Date. The Request Record Date

shall not precede and shall not

be more than ten (10) days after

the close of business
on the date on which the resolution fixing the Request Record Date is adopted by the Board of Directors. If the Board of Directors, within ten

(10) days after the

date on which a

valid Record Date Request

Notice is received, fails

to adopt
a resolution fixing the Request

Record Date, the Request Record

Date shall be the

close of business on

the tenth (10th)
day after the first date on which such Record Date Request Notice is received by the Secretary.
(2)

In order for any stockholder

to request a special meeting

to act on any matter

that may properly be
considered at a

special meeting of stockholders,

one or more written

requests for a special

meeting (collectively,

the
“
Special

Meeting

Request
”)

signed

by

stockholders

of

record

(or

their

agents

duly

authorized

in

a

writing
accompanying the

request) as of

the Request Record

Date entitled to

cast not less

than a majority

of all of

the votes
entitled

to

be

cast

on

such

matter

at

such

meeting

(the

“
Special

Meeting

Percentage
”)

shall

be

delivered

to

the
Secretary.

In

addition,

the

Special

Meeting

Request

shall

(i)

set

forth

the

purpose

of

the

meeting

and

the

matters
proposed

to be

acted on

at it

(which

shall be

limited to

those lawful

matters

set forth

in the

Record

Date

Request
Notice received by the Secretary),

(ii) bear the date of signature

of each such stockholder

(or such agent) signing the
Special Meeting Request, (iii)

set forth (A) the name

and address, as they appear

in the Corporation’s

books, of each
stockholder signing such request (or on whose behalf the Special Meeting Request is signed), (B) the class,

series and
number of all shares of stock of

the Corporation which are owned (beneficially or of record)

by each such stockholder
and (C) the

nominee holder for, and number

of, shares of

stock of the

Corporation owned beneficially but

not of record
by such stockholder,

(iv) be sent to

the Secretary by registered

mail, return receipt

requested, and (v) be

received by
the

Secretary

within

sixty

(60)

days

after

the

Request

Record

Date.

Any

requesting

stockholder

(or

agent

duly
authorized in a writing accompanying the revocation of the Special Meeting Request) may revoke such stockholder’s request for a special meeting at any time by written revocation delivered to the Secretary.
(3)

The Secretary shall inform

the requesting stockholders of

the reasonably estimated cost

of preparing
and mailing or delivering the notice of the meeting (including the Corporation’s proxy materials). The Secretary shall not be required

to call

a special meeting

upon stockholder request

and such meeting

shall not be

held unless, in

addition
to

the

documents

required

by

Section

2.3(b)(2),

the

Secretary

receives

payment

of such

reasonably

estimated

cost
prior to the preparation and mailing or delivery of such notice of the meeting.
(4)

In

the

case

of

any

special

meeting

called

by

the

Secretary

upon

the

request

of

stockholders

(a
“ Stockholder-Requested Meeting
”), such

meeting shall

be held at

such place,

date and

time as may

be designated
by the Board of Directors; provided, however,

that the date of any Stockholder-Requested Meeting shall be not more
than ninety (90) days after

the record date for such meeting

(the “
Meeting Record Date ”); and provided further that
if the Board of Directors fails to designate, within

ten (10) days after the date that a valid Special Meeting

Request is
actually received by the Secretary (the “ Delivery Date
”), a date and time for a Stockholder-Requested Meeting,

then
such meeting

shall be

held at 2:00

p.m., local

time, on

the ninetieth

(90th) day

after the Meeting

Record Date

or, if
such ninetieth (90th) day is not a Business Day (as defined below), on the first preceding Business Day; and provided further that

in the

event that

the Board

of Directors

fails to

designate a

place for

a Stockholder-Requested

Meeting
within ten (10)

days after the

Delivery Date,

then such

meeting shall be

held at the

principal executive

office of

the
Corporation. In fixing a date for a Stockholder-Requested Meeting, the Board of Directors may

consider such factors
as

it

deems

relevant,

including,

without

limitation,

the

nature

of

the

matters

to

be

considered,

the

facts

and
circumstances surrounding any

request for the

meeting and any

plan of

the Board

of Directors

to call

an annual meeting
or a special

meeting. In the case

of any Stockholder-Requested Meeting, if

the Board of

Directors fails to

fix a Meeting
Record Date

that is

a date

within thirty

(30) days

after the Delivery

Date, then

the close

of business

on the

thirtieth
(30th) day after

the Delivery Date

shall be the

Meeting Record Date.

The Board of

Directors may revoke

the notice
for any Stockholder-Requested

Meeting in the

event that the

requesting stockholders fail to

comply with the

provisions
of Section 2.3(b)(3).
(5)

If written revocations of

the Special Meeting Request have

been delivered to the

Secretary and the
result is that stockholders

of record (or their

agents duly authorized in

writing), as of the

Request Record Date, entitled
to cast

less than

the Special

Meeting Percentage

have delivered,

and not

revoked, requests

for a

special meeting

on
the matter to the Secretary: (i) if the notice of meeting has not already been delivered, the Secretary shall refrain from delivering the notice

of the meeting

and send to

all requesting stockholders

who have not

revoked such requests

written
notice

of any

revocation

of a

request

for

a special

meeting

on the

matter,

or (ii)

if the

notice of

meeting

has been
delivered and

if the

Secretary first

sends to

all requesting

stockholders who

have not

revoked requests

for a

special
meeting on the

matter written notice

of any revocation

of a request

for the special

meeting and written

notice of the
Corporation’s

intention

to revoke

the notice

of the

meeting

or for

the chair

of the

meeting

to adjourn

the meeting
without action on the matter, (A) the Secretary

may revoke the notice of the meeting at any time before ten (10) days before the

commencement of the

meeting or (B)

the chair of

the meeting

may call the

meeting to order

and adjourn
the meeting without

acting on the

matter. Any request for

a special

meeting received after

a revocation by

the Secretary
of a notice of a meeting shall be considered a request for a new special meeting.
(6)

The Chair of the Board of

Directors, Chief Executive Officer,

President or Board of Directors

may
appoint regionally or nationally recognized

independent inspectors of elections to

act as the agent of the Corporation
for the purpose of promptly performing a ministerial review of the validity of any purported Special Meeting Request received by

the Secretary.

For the

purpose of

permitting

the inspectors

to perform

such review,

no such

purported
Special

Meeting

Request

shall

be

deemed

to

have

been

delivered

to

the

Secretary

until

the

earlier

of

(i)

five

(5)
Business Days after receipt by the Secretary

of such purported request and (ii)

such date as the independent inspectors
certify to the

Corporation that the valid

requests received by the

Secretary represent, as

of the Request Record

Date,
stockholders

of

record

entitled

to

cast

not

less

than

the

Special

Meeting

Percentage.

Nothing

contained

in

this
paragraph (6) shall

in any way be

construed to suggest

or imply that

the Corporation or any

stockholder shall not

be
entitled to contest the validity of any

request, whether during or after such five

(5) Business Day period, or to take

any
other action (including,

without limitation, the

commencement, prosecution

or defense of any

litigation with respect
thereto, and the seeking of injunctive relief in such litigation).
(7)

For purposes of these Bylaws, “
Business Day ” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.
Section 2.4

Notice
.

Not less than ten (10) nor more than ninety (90) days before each meeting of stockholders, the Secretary shall give to each stockholder entitled to vote at such meeting and to each stockholder not entitled to vote who is entitled to notice

of the meeting notice

in writing or by

electronic transmission stating

the time and

place of the meeting

and,
in the case of a special meeting or as otherwise may be required by any statute, the purpose for which the meeting is called, by mail, by presenting it to

such stockholder personally,

by leaving it at the

stockholder’s residence or usual

place of business or
by any

other

means permitted

by Maryland

law.

If mailed,

such notice

shall be

deemed

to be

given

when

deposited in

the
United States

mail addressed

to the

stockholder at

the stockholder’s

address as

it appears

on the

records of

the Corporation,
with postage

thereon prepaid.

If transmitted

electronically,

such notice

shall be

deemed to

be given

when transmitted

to the
stockholder

by

an

electronic

transmission

to

any

address

or

number

of

the

stockholder

at

which

the

stockholder

receives
electronic

transmissions.

The

Corporation

may

give

a

single

notice

to

all

stockholders

who

share

an

address,

which

single
notice shall be effective

as to any stockholder

at such address, unless

such stockholder objects to

receiving such single notice
or revokes a

prior consent to

receiving such single

notice. Failure to

give notice of

any meeting to

one or more

stockholders,
or any

irregularity in

such notice,

shall not

affect the

validity of

any meeting

fixed in

accordance with

this Article

II or

the
validity of any proceedings at any such meeting.
Subject to Section

2.11(a) of

this Article II, any

business of the Corporation

may be transacted at

an annual meeting
of stockholders

without being

specifically designated

in the

notice, except

such business

as is

required

by any

statute to

be
stated in such notice.

No business shall be

transacted at a special

meeting of stockholders except

as specifically designated in
the notice. The

Corporation may postpone

or cancel a meeting

of stockholders by making

a public announcement

(as defined
in Section 2.11(c)(4) of this Article

II) of such postponement or cancellation prior

to the meeting. Notice of the date, time and
place to which the

meeting is postponed shall

be given not less

than ten (10) days

prior to such date

and otherwise in the

manner
set forth in this section.
Section 2.5

Organization and

Conduct
.

Every meeting

of stockholders

shall be

conducted by

an individual
appointed by the Board of Directors to be chair of the meeting or,

in the absence of such appointment or appointed individual,
by the Chair of

the Board of Directors

or, in the case

of a vacancy in

the office or absence

of the Chair

of the Board of

Directors,
by one of the following officers present at the meeting in the following order: the Vice Chair of the Board of Directors, if there is one, the Chief Executive Officer,

the President, the Vice

Presidents in their order of rank and

seniority, the

Secretary, or,

in
the absence

of such

officers,

a chair

chosen by

the stockholders

by the

vote of

a majority

of the

votes cast

by stockholders
present in person or by

proxy. The

Secretary,

or, in the

Secretary’s absence,

an Assistant Secretary,

or, in the

absence of both
the

Secretary

and

Assistant

Secretaries,

an

individual

appointed

by

the

Board

of

Directors

or,

in

the

absence

of

such
appointment,

an individual

appointed by

the chair

of the

meeting shall

act as

secretary of

the meeting.

In the

event that

the
Secretary

presides

at

a

meeting

of

stockholders,

an

Assistant

Secretary,

or,

in

the

absence

of

all

Assistant

Secretaries,

an
individual appointed by the Board of Directors or the chair of the meeting, shall record the minutes of the meeting.
The order

of business

and all

other matters

of procedure

at any

meeting of

stockholders shall

be determined

by the
chair of the meeting.

Except as otherwise prescribed by

the Board of Directors, the

chair of the meeting

shall have the exclusive
power to prescribe such rules, regulations and procedures and take such action as, in the

discretion of the chair and without any

action by the stockholders, are appropriate for the proper conduct of the meeting, including, without limitation, (a) establishing an agenda or order of business for the meeting; (b) restricting admission to the time set for the commencement of the meeting;
(c) limiting attendance at the meeting to

stockholders of record of the Corporation, their

duly authorized proxies and such other
individuals as the

chair of the meeting

may determine; (d)

limiting participation at

the meeting on

any matter to

stockholders
of record

of the

Corporation entitled

to vote

on such

matter,

their duly

authorized proxies

and other

such individuals

as the
chair of

the meeting

may determine;

(e) limiting

the time

allotted to

questions or

comments by

participants; (f)

determining
when and for how

long the polls should be

opened and when the

polls should be closed;

(g) maintaining order and

security at
the meeting;

(h) removing

any stockholder

or any

other individual

who refuses

to comply

with meeting

procedures, rules

or
guidelines as set forth

by the chair of

the meeting; (i) concluding

a meeting, or recessing,

postponing, delaying or

adjourning
the meeting,

for any reason,

in the presence

or absence of

a quorum, to

a later date

and time and

at a place

announced at the
meeting; (j) complying with any state and local laws and regulations concerning safety and security; and (k) restricting the use of audio or

video recording devices

at the meeting.

The chair of

the meeting, in

addition to making

any other determinations
that may be

appropriate to the

conduct of

the meeting, shall,

if the facts

warrant, determine

and declare

to the meeting

that a
matter

of

business

was not

properly

brought

before

the

meeting

and

if

such

chair

should

so

determine,

such

chair

shall so
declare

to

the

meeting

and

any

such

matter

of

business

not

properly

brought

before

the

meeting

shall

not

be

transacted

or
considered. Unless otherwise determined by the chair of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.
Section 2.6

Quorum
.

At

any

meeting

of

stockholders,

the

presence

in

person

or

by

proxy

of

stockholders
entitled to cast a

majority of all

the votes entitled

to be cast

at such meeting

on any matter

shall constitute a

quorum; but this
section

shall

not

affect

any

requirement

under

any

statute

or

the

charter

of

the

Corporation

(the

“
Charter
”)

for

the

vote
necessary for the

approval of any

matter. If,

however, such

quorum is not

established at any

meeting of the

stockholders, the
chair of the meeting

may adjourn the meeting

sine die or from time

to time to a date

not more than one

hundred twenty (120)
days after the original record date without notice other than announcement at the meeting. At such adjourned meeting at which
a

quorum

shall

be

present,

any

business

may

be

transacted

which

might

have

been

transacted

at

the

meeting

as

originally
notified. The stockholders present either in person or by proxy, at a meeting which has been duly called and at which a

quorum
has been established,

may continue

to transact business

until adjournment,

notwithstanding the

withdrawal from

the meeting
of enough stockholders to leave fewer than would be required to establish a quorum.
Section 2.7

Voting
.

A majority of the

votes cast at

a meeting of stockholders

duly called and at

which a quorum
is present

shall be

sufficient

to approve

any matter

which may

properly come

before the

meeting other

than the

election of
directors, unless more than

a majority of

the votes cast

is required by statute

or by the

Charter or by

Article XV of

these Bylaws.
A majority of all the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to
elect a director; provided, however, that if as of a date that is fourteen (14) days in advance of the date the Corporation files its definitive proxy statement (regardless of whether or

not thereafter revised or supplemented) with the Securities and

Exchange
Commission

the

number

of

nominees

(including

those

proposed

nominees

identified

in

any

notices

delivered

pursuant

to
Section 2.11

and not withdrawn by

such date, determined

ineligible or determined

by the Board of

Directors (or a committee
thereof) to not create

a bona fide election contest)

exceeds the number of directors

to be elected, the directors

shall be elected
by a plurality

of all the votes

cast at any such

meeting of stockholders

duly called and

at which a quorum

is present.

For the
purposes of this section, a majority of all the votes

cast means that the number of shares voted “For” a

director must exceed the
number of shares cast “Against” that

director.

Unless otherwise provided by statute

or by the Charter, each

outstanding share
of the

Corporation’s

common stock,

regardless of

class, shall

be entitled

to one

vote on

each matter

submitted to

a vote

at a
meeting of

stockholders. Voting

on any

question or

in any

election may

be viva

voces unless

the chair

of the

meeting shall
order that voting be by ballot or otherwise.
Section 2.8

Proxies
.

A holder of record of shares

of stock of the Corporation

may cast votes in person

or by a
proxy

that

is

(a)

executed

or

authorized

by

the

stockholder

or

by

the

stockholder’s

duly

authorized

agent

in

any

manner
permitted by law, (b)

compliant with Maryland

law and

these Bylaws

and (c) filed

in accordance with

the procedures established
by the Corporation. Such proxy or evidence of authorization of such proxy shall be filed with the Secretary of the Corporation before or at the meeting. No proxy shall be valid

more than eleven (11) months after

its date, unless otherwise provided in the
proxy.
Any stockholder

directly or

indirectly soliciting

proxies from

other stockholders

must use

a proxy

card color

other
than white, which shall be reserved for the exclusive use by the Board of Directors.
Section 2.9

Voting

of

Stock

By

Certain

Holders
.

Stock

of

the

Corporation

registered

in

the

name

of

a
corporation, partnership, trust,

limited liability company

or other entity,

if entitled to be

voted, may be voted

by the president
or a vice

president, general partner,

trustee or managing

member thereof, as

the case may

be, or a

proxy appointed

by any of
the

foregoing

individuals,

unless

some

other

person

who

has

been

appointed

to

vote

such

stock

pursuant

to

a

bylaw

or

a

resolution of

the governing

body of

such corporation

or other

entity or

agreement of

the partners

of a

partnership presents

a
certified copy of such

bylaw, resolution or agreement, in which

case such person

may vote such stock.

Any director or

fiduciary
may vote stock registered in the name of such person in the capacity of such director or fiduciary, either in person or by proxy.
Shares of stock of the Corporation directly or indirectly owned by it shall not be voted at any meeting and shall not

be
counted in determining the total number of outstanding shares entitled to be voted at any given time, unless they are held by it
in a fiduciary

capacity,

in which case

they may be

voted and shall be

counted in determining

the total number

of outstanding
shares at any given time.
The Board

of Directors

may adopt

by resolution

a procedure

by which

a stockholder

may certify

in writing

to the
Corporation that

any shares

of stock

registered in

the name

of the

stockholder are

held for

the account

of a

specified person
other than the stockholder. The resolution shall set forth the class of stockholders who may make the certification,

the purpose
for which the certification

may be made, the form of

certification and the information

to be contained in it;

if the certification
is with respect

to a record

date, the time

after the record

date within which

the certification must

be received by

the Corporation;
and

any

other

provisions

with

respect

to

the

procedure

which

the

Board

of

Directors

considers

necessary

or

desirable.

On
receipt by the

Corporation of such

certification, the person

specified in the

certification shall be

regarded as, for

the purposes
set forth in the certification, the holder of record of the specified stock in place of the stockholder who makes the certification.
Section 2.10 Inspectors
.

The

Board

of

Directors

or

the

chair

of

the

meeting

may

appoint,

before

or

at

the
meeting, one or more inspectors for the meeting and any

successor to the inspector. Except as otherwise provided by the Board of Directors or the Chair of the meeting, the inspectors, if any, shall (a) determine the number of shares of stock represented at
the meeting, in person or by proxy, and the validity and effect of proxies, (b) receive and tabulate all votes, ballots or consents,
(c) report such tabulation to the chair of the meeting, (d) hear and determine all challenges and questions arising in connection with the

right to

vote, and

(e) do

such acts

as are

proper to

fairly conduct

the election

or vote.

Each such

report shall

be in
writing and signed by the inspector or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the

report of a majority shall

be the report of

the inspectors. The report of

the inspector or inspectors
on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.
Section 2.11

Advance Notice of Nominees for Director and Other Stockholder

Proposals
.
(a) Annual Meetings of Stockholders .
(1)

Nominations of individuals for election to the Board of Directors and the proposal of other business
to

be

considered

by

the

stockholders

may

be

made

at

an

annual

meeting

of

stockholders

(i)

pursuant

to

the
Corporation’s notice

of meeting, (ii) by or at the direction

of the Board of Directors or (iii) by

any stockholder of the
Corporation who was a stockholder of record at the time of giving of notice by the stockholder as provided for in this
Section 2.11(a),

at the record date

set by the Board

of Directors for

the purpose of determining

stockholders entitled
to vote at the annual meeting,

and at the time of the

annual meeting (and any postponement

or adjournment thereof),
who is

entitled to

vote at

the meeting

in the

election of

each individual

so nominated

or on

any such

other business
and who has complied with this Section 2.11(a).
(2)

For

any

nomination

or

other

business

to

be

properly

brought

before

an

annual

meeting

by

a
stockholder pursuant

Section 2.11(a)(1)(iii),

the stockholder

must have

given timely

notice thereof

in writing

to the
Secretary

of

the

Corporation

and

any

such

other

business

must

otherwise

be

a

proper

matter

for

action

by

the
stockholders. To be

timely, a stockholder’s notice

shall set forth all information and certifications required under this
Section 2.11 and shall be delivered to

the Secretary at the principal

executive office of the Corporation not earlier

than
the one hundred fiftieth (150th) day nor later than 5:00 p.m., Eastern Time,

on the one hundred twentieth (120th) day
prior to

the first (1st)

anniversary of

the date of

the proxy

statement (as defined

in Section 2.11(c)(4)

of this Article
II) for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than

thirty (30) days from the first

(1st) anniversary of the date

of the preceding year’s
annual meeting, notice

by the stockholder

to be timely

must be so

delivered not earlier

than the one

hundred fiftieth
(150th) day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the one
hundred twentieth (120th) day prior to the

date of such annual meeting, as

originally convened, or the tenth (10th) day
following the day on which public announcement of the date of such meeting is first made. The public announcement of a

postponement or

adjournment of

an annual

meeting shall

not commence

a new

time period

for the

giving of

a
stockholder’s notice as described above.
(3)

A stockholder’s notice described in Section 2.11(a)(2)

shall set forth:

(i)

As to each

individual whom the stockholder

proposes to nominate

for election or reelection
as a director (each, a “ Proposed Nominee
”), all information relating to the Proposed Nominee

that would be
required

to

be

disclosed

in

connection

with

the

solicitation

of

proxies

for

the

election

of

the

Proposed
Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection

with such solicitation,

in each case pursuant

to Regulation 14A (or

any successor
provision) under the Exchange Act.
(ii)

As to any

other business that

the stockholder

proposes to bring

before the meeting,

(A) a
description

of such

business (including

the

text of

any

proposal),

the stockholder’s

reasons for

proposing
such business at

the meeting and

any material interest

in such business

of such stockholder

or any

Stockholder
Associated Person

(as defined below),

individually or in

the aggregate, including

any anticipated benefit

to
the stockholder

or the

Stockholder Associated

Person therefrom

and (B)

any other

information relating

to
such item of business

that would be required

to be disclosed in

a proxy statement or

other filing required to
be made in connection with solicitations of proxies in support of the business proposed to be brought before
the meeting pursuant to Regulation 14A (or any successor provision)

of the Exchange Act.
(iii)

As

to

the

stockholder

giving

the

notice,

any

Proposed

Nominee

and

any

Stockholder
Associated Person: (A)

the class,

series and number

of all

shares of

stock or

other securities of

the Corporation
or any

affiliate thereof

(collectively,

the “
Company Securities
”), if

any,

which are

owned (beneficially

or
of record) by such

stockholder, Proposed Nominee or Stockholder Associated Person,

the date on which

each
such Company

Security was

acquired and

the investment

intent of

such acquisition,

and any

short interest
(including any

opportunity to

profit or

share in

any benefit from

any decrease

in the

price of

such stock or
other security) in any Company

Securities of any such person;

(B) any derivative, swap or other

transaction
or

series

of

transactions

engaged

in,

directly

or

indirectly,

by

such

stockholder,

Proposed

Nominee

or
Stockholder Associated Person,

the purpose or

effect of which

is to

give such stockholder, Proposed

Nominee
or Stockholder Associated

Person economic risk

similar to ownership of

shares of any class or

series of the
Corporation,

including

due

to

the

fact

that

the

value

of

such

derivative,

swap

or

other

transactions

is
determined by reference to

the price, value

or volatility of

any shares of

any class or

series of the

Corporation,
or which derivative, swap or other transactions provides, directly or indirectly, the opportunity to profit from any

increase

in

the

price

or

value

of

shares

of

any

class or

series

of

the

Corporation

(“
Synthetic Equity
Interests ”), which Synthetic Equity Interests shall be disclosed without regard to whether (x) the derivative, swap or other

transactions convey

any voting rights

in such shares

to such stockholder,

Proposed Nominee
or Stockholder

Associated Person,

(y) the

derivative, swap

or other

transactions are

required to

be, or

are
capable

of

being,

settled

through

delivery

of

such

shares

or

(z)

such

stockholder,

Proposed

Nominee

or
Stockholder Associated Person may have entered into other transactions that hedge or mitigate the economic
effect of such derivative, swap or other transactions, (C) any proxy, contract, arrangement, understanding, or relationship pursuant to which such stockholder, Proposed Nominee or Stockholder Associated Person has a
right

to

vote

or

direct

the

voting

power

of

any

security

of

the

Corporation,

(D)

any

short interest

in

any
security of the

Corporation (for purposes

of these Bylaws

a person shall

be deemed to

have a short

interest
in

a

security

if

such

person

directly

or

indirectly,

through

any

contract,

arrangement,

understanding,
relationships or

otherwise, has the

opportunity to

profit or share

in any profit

derived from any

decrease in
the value of the subject security), (E) any

rights to dividends on the shares

of stock of the Corporation owned
beneficially

by such

stockholder,

Proposed

Nominee or

Stockholder

Associated Person

that are

separated
from the

underlying shares

of stock

of the

Corporation, (F)

any proportionate

interest in

shares of

stock of
the Corporation or Synthetic

Equity Interests held, directly

or indirectly,

by a general or limited

partnership
in

which

such

stockholder,

Proposed

Nominee

or

Stockholder

Associated

Person

is

a

general

partner

or,
directly

or indirectly,

beneficially

owns an

interest in

a general

partner,

(G) any

performance-related

fees
(other than an

asset-based fee) that

such stockholder,

Proposed Nominee or

Stockholder Associated Person
is entitled to based on any increase

or decrease in the value of shares of

the Corporation, if any, as of the date
of

such

notice,

including

without

limitation

any

such

interests

held

by

members

of

such

stockholder’s,
Proposed

Nominee’s

or

Stockholder

Associated

Person’s

immediate

family

sharing

the

same

household
(which

information

required by

this subsection

(iii) shall

be supplemented

by such

stockholder,

Proposed
Nominee or Stockholder Associated Person and beneficial owner, if any, not later than ten (10) days after the
record date

for the

meeting to

disclose such

ownership as

of the

record date),

(H) any

substantial interest,
direct

or

indirect

(including,

without

limitation,

any

existing

or

prospective

commercial,

business

or
contractual

relationship

with

the

Corporation),

by

security

holdings

or

otherwise,

of

such

stockholder,
Proposed Nominee or Stockholder

Associated Person, in the Corporation

or any affiliate thereof,

other than
an interest arising from the ownership of Company Securities where such stockholder, Proposed Nominee or
Stockholder Associated Person receives no extra or special benefit not shared on a pro rata basis by all other holders

of

the

same

class

or

series

of

Company

Securities,

(I)

the

nominee

holder

for,

and

number

of
Company

Securities

owned

beneficially

but

not

of

record

by

such

stockholder,

Proposed

Nominee

or
Stockholder Associated Person and

(J) any other

information relating to

such stockholder, Proposed Nominee
or Stockholder

Associated Person

and beneficial

owner,

if any,

that would

be required

to be

disclosed in

a
proxy

statement

or

other

filings

required

to

be

made

in

connection

with

solicitations

of

proxies

for,

as
applicable,

the proposal

and/or for

the election

of directors

in a

contested election

pursuant

to Regulation
14A (or any successor provision) of the Exchange Act.
(iv)

As to the

stockholder giving the notice,

any Stockholder Associated Person

with an interest
or ownership referred to in

clauses (ii) or (iii)

of Section 2.11(a)(3) and any Proposed

Nominee: (A) the name
and address of such stockholder, as they appear on the Corporation’s stock ledger, and the current name and
business address, if

different, of each

such Stockholder Associated

Person and any Proposed

Nominee; and
(B) the investment

strategy or

objective, if

any,

of such stockholder

and each such

Stockholder Associated
Person who is not an individual and a copy of the prospectus, offering memorandum or similar document, if
any,

provided to investors

or potential investors

in such stockholder

and each such

Stockholder Associated
Person.
(v)

The name

and address

of any

person who

contacted or

was contacted

by the

stockholder
giving

the

notice

or

any

Stockholder

Associated

Person

about

the

Proposed

Nominee

or

other

business
proposal prior to the date of such stockholder’s notice.
(vi)

To

the extent

known by

the stockholder

giving

the notice,

the name

and

address of

any
other person supporting the nominee for election or reelection as a director or the proposal of other business
on the date of such stockholder’s notice.
(vii)

If the stockholder is proposing one or more Proposed Nominees, a representation that such
stockholder, Proposed Nominee or Stockholder Associated Person intends or is part of

a group which intends
to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the
election

of

directors

in

support

of

Proposed

Nominees

in

accordance

with

Rule 14a-19

(or

any

successor
provision) of the Exchange Act.
(viii)

All

other

information

regarding

the

stockholder

giving

the

notice

and

each

Stockholder
Associated

Person

that

would

be

required

to

be

disclosed

by

the

stockholder

in

connection

with

the
solicitation of

proxies for

the election

of directors

in an

election contest

(even if

an election

contest is

not
involved),

or would

otherwise be

required in

connection with

such a

solicitation, in

each case

pursuant

to
Regulation 14A (or any successor provision) under the Exchange Act.
(4)

Such stockholder’s notice shall, with respect to any Proposed Nominee,

be accompanied by:

(i) a

written representation

and agreement

(in a

form provided

by the

Secretary on

written request)
executed by the Proposed Nominee:
(A) certifying that such Proposed Nominee (I)

is not and will

not become a party to (x)

any
agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person

or entity

as to

how the

Proposed Nominee,

if elected

as a

director of

the Corporation,
will act or vote

on any issue or

question (a “
Voting

Commitment
”) that has not

been disclosed to
the

Corporation

or

(y)

any

Voting

Commitment

that

could

limit

or

interfere

with

the

Proposed
Nominee’s

ability

to

comply,

if

elected

as

a

director

of

the

Corporation,

with

the

Proposed
Nominee’s

duties under applicable

law, (II)

is not, and

will not become

a party to, any

agreement,
arrangement or

understanding with

any person

or entity

other than

the Corporation

in connection
with service or action as a director that has not been disclosed to the Corporation, (III) will serve as
a

director

of

the

Corporation

if

elected

and

will

notify

the

Corporation

simultaneously

with

the
notification

to

the

stockholder

of

the

Proposed

Nominee’s

actual

or

potential

unwillingness

or
inability to serve as

a director and (IV)

does not need any

permission or consent from

any third party
to

serve

as

a

director

of

the

Corporation,

if

elected,

that

has

not

been

obtained,

including

any
employer or any other board or governing body on which such Proposed

Nominee serves;

(B) attaching copies of any and all requisite permissions or consents; and

(C) attaching a completed

Proposed Nominee questionnaire (which

questionnaire shall be
provided by the Corporation, upon request, to

the stockholder providing the notice and

shall include
all

information

relating

to

the

Proposed

Nominee

that

would

be

required

to

be

disclosed

in
connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election

contest (even if

an election contest

is not involved),

or would otherwise

be required

in
connection

with

such

solicitation,

in

each

case

pursuant

to

Regulation

14A

(or

any

successor
provision)

under

the

Exchange

Act,

or

would

be

required

pursuant

to

the

rules

of

any

national
securities exchange on which any securities

of the Corporation are listed

or over-the-counter market
on which any securities of the Corporation are traded);
(ii) a certificate executed by the stockholder certifying that such stockholder will:
(A)

comply

with

Rule 14a-19

(or

any

successor

provision)

promulgated

under

the
Exchange

Act

in

connection

with

such

stockholder’s

solicitation

of

proxies

in

support

of

any
Proposed Nominee;
(B)

notify

the

Corporation

as

promptly

as

practicable

of

any

determination

by

the
stockholder to

no longer

solicit proxies

for the

election of

any Proposed

Nominee as

a director

at
the annual meeting;

(C)

furnish

such other

or

additional information

as the

Corporation

may

request

for

the
purpose of determining whether the requirements of this Section 2.11 have been complied with and evaluating any nomination or other business described in the stockholder’s notice; and
(D) appear

in person

or by

proxy at

the meeting

to nominate

any Proposed

Nominees to
bring such

business before

the meeting,

as applicable,

and acknowledging

that if

the stockholder
does not

so appear

in person

or by

proxy at

the meeting

to nominate

such Proposed

Nominees or
bring such business before

the meeting, as applicable,

the Corporation need not

bring such Proposed
Nominee or

such business for

a vote at

such meeting

and any proxies

or votes cast

in favor

of the
election of any

such Proposed Nominee

or of any

proposal related to

such other business

need not
be counted or considered.
(5)

Notwithstanding

anything

in this

Section 2.11(a)

to the

contrary,

in the

event that

the number

of
directors to

be elected to

the Board of

Directors is increased,

and there

is no public

announcement of

such action at
least one hundred thirty (130) days prior to the first (1st) anniversary of the date of the proxy statement (as defined in
Section 2.11(c)(4) of this Article II) for

the preceding year’s annual meeting, a stockholder’s

notice required by clause
(iii) of paragraph (a)(1) of this Section 2.11 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive office

of the
Corporation not

later than 5:00

p.m., Eastern

Time, on

the tenth

(10th) day

following the

day on

which such

public
announcement is first made by the Corporation.
(6)

For purposes of this

Section 2.11, “
Stockholder Associated Person
” of any stockholder shall

mean
(i) any person acting in

concert with such stockholder or

another Stockholder Associated Person or

who is otherwise
a “participant” (as defined in

Instruction 3 to Item

4 of Schedule 14A

(or any successor provision) under

the Exchange
Act) in the solicitation, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially
by

such

stockholder

(other

than

a

stockholder

that

is

a

depositary)

and

(iii)

any

person

that

directly,

or

indirectly
through one or more intermediaries,

controls, or is controlled

by, or

is under common control with,

such stockholder
or such Stockholder Associated Person.
(b)

Special

Meetings

of

Stockholders
.

Only

such

business

shall

be

conducted

at

a

special

meeting

of
stockholders as

shall have been

brought before

the meeting pursuant

to the Corporation’s

notice of

meeting. Nominations

of
individuals for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected only

(1) by

or at

the direction

of the

Board of

Directors or

(2) provided

that the

special meeting

has been

called in
accordance with

Section 2.3(a)

of this

Article II

for the

purpose of

electing directors,

by any

stockholder of

the Corporation
who is

a stockholder

of record

at the

time of

giving of

notice provided

for in

this Section

2.11,

at the

record date

set by

the
Board of

Directors for

the purpose

of determining

stockholders entitled

to vote

at the special

meeting, and

at the

time of

the
special meeting (and

any postponement or adjournment

thereof), who is entitled

to vote at the meeting

in the election of each
individual so nominated and who has complied with the notice procedures set forth in this Section 2.11.

Section 2.11(a)(1)(iii)
above

shall

be

the

exclusive

means

for

a

stockholder

to

propose

business

to

be

brought

before

a

special

meeting

of

the

stockholders.

In

the

event

the

Corporation

calls

a

special

meeting

of

stockholders

for

the

purpose

of

electing

one

or

more
individuals

to

the

Board

of

Directors,

any

stockholder

may nominate

an

individual

or

individuals

(as

the

case

may

be) for
election

as

a

director

as

specified

in

the

Corporation’s

notice

of

meeting,

if

the

stockholder’s

notice,

containing

all

of

the
information and certifications

required by Section

2.11(a)(4), is delivered

to the Secretary

at the principal

executive office

of
the Corporation

not earlier

than the

one hundred

twentieth (120th)

day prior

to such

special meeting

and not

later than

5:00
p.m., Eastern Time

on the later

of the ninetieth

(90th) day prior

to such special

meeting or the

tenth (10th) day

following the
day on which

public announcement is

first made of

the date of

the special meeting.

The public announcement

of a

postponement
or adjournment of a special

meeting shall not commence a new

time period for the giving

of a stockholder’s notice as

described
above.
(c) General .
(1)

If

any

information

or

certification

submitted

pursuant

to

this

Section

2.11

by

any

stockholder
proposing a

nominee for election

as a

director or

any proposal

for other

business at

a meeting

of stockholders, including
any

certification

from

a

Proposed

Nominee,

shall

be

inaccurate

in

any

material

respect,

such

information

or
certification may

be deemed

not to

have been

provided in

accordance with

this Section

2.11.

Any such

stockholder
shall notify

the Corporation

of any inaccuracy

or change

(within two (2)

Business Days of

becoming aware

of such
inaccuracy or change) in any such information or certification. Upon written request by the Secretary or the Board of
Directors, any such stockholder or Proposed Nominee shall

provide, within five (5) Business Days

of delivery of such
request (or such

other period as

may be specified in

such request), (i)

written verification, satisfactory, in the discretion
of the Board of Directors or

any authorized officer of the Corporation, to demonstrate

the accuracy of any information
submitted

by

the

stockholder

pursuant

to

this

Section

2.11,

(ii)

a

written

update

of

any

information

(including,

if
requested

by

the

Corporation,

written

confirmation

by

such

stockholder

that

it

continues

to

intend

to

bring

such
nomination or other

business proposal before

the meeting and, if

applicable, satisfy the requirements

of Rule 14a-19
(or any successor provision) of the Exchange Act) submitted by the stockholder pursuant to this Section 2.11 as of an earlier date

and (iii) an updated

certification by each

Proposed Nominee that

such individual will

serve as a

director
of the Corporation if

elected. If a stockholder or

Proposed Nominee fails to provide

such written verification, update
or certification

within such period,

the information as

to which such

written verification, update

or certification

was
requested may be deemed not to have been provided in accordance with this Section

2.11.
(2)

Only such individuals who are

nominated in accordance with

this Section 2.11

shall be eligible for
election by stockholders as directors,

and only such business shall be conducted

at a meeting of stockholders as shall
have

been

brought

before

the

meeting

in

accordance

with

this

Section

2.11.

A

stockholder

proposing

a

Proposed
Nominee shall have no right to (i)

nominate a number of Proposed Nominees

that exceeds the number of directors to
be elected at the

meeting or (ii) substitute

or replace any Proposed

Nominee unless such substitute

or replacement is
nominated in

accordance with

this Section

2.11 (including

the timely

provision of

all information

and certifications
with respect

to such

substitute or

replacement Proposed

Nominee in

accordance with

the deadlines

set forth

in this
Section 2.11).

If the Corporation

provides notice

to a stockholder

that the number

of Proposed

Nominees proposed
by such stockholder exceeds the number

of directors to be elected at a meeting,

the stockholder must provide written
notice to the

Corporation within five

(5) Business Days

stating the names

of the Proposed

Nominees that

have been
withdrawn so that the number of Proposed Nominees proposed by such stockholder no longer exceeds the number of
directors to be elected at a meeting.

If any individual who is nominated in accordance with

this Section 2.11 becomes
unwilling or unable

to serve on

the Board of

Directors, then the

nomination with

respect to such

individual shall no
longer be valid

and no votes may

validly be cast

for such individual.

The chair of

the meeting shall have

the power
to determine

whether a

nomination

or any

other business

proposed

to be

brought before

the meeting

was made

or
proposed, as the case may be, in accordance with this Section 2.11.
(3)

Notwithstanding the foregoing

provisions of this Section

2.11, the Corporation

shall disregard any
proxy

authority

granted

in

favor

of,

or

votes

for,

director

nominees

other

than

the

Corporation’s

nominees

if

the
stockholder or Stockholder Associated Person

(each, a “
Soliciting Stockholder
”) soliciting proxies in support

of such
director

nominees

abandons

the

solicitation

or

does

not

(i)

comply

with

Rule 14a-19

(or

any

successor

provision)
promulgated

under

the

Exchange

Act,

including

any

failure

by

the

Soliciting

Stockholder

to

(A) provide

the
Corporation with

any notices

required thereunder

in a

timely manner

or (B)

comply with

the requirements

of Rule
14a-19(a)(2) and Rule 14a-19(a)(3) (or

any successor provisions) promulgated

under the Exchange Act or (ii) timely
provide sufficient

evidence, in the

determination of

the Board of

Directors, sufficient

to satisfy the

Corporation that
such Soliciting Stockholder has met the requirements of Rule 14a-19 (or any successor provision) promulgated under the

Exchange

Act

in

accordance

with

the

following

sentence.

Any

Soliciting

Stockholder

providing

notice

of
nomination pursuant

to this

Section 2.11

shall, no

later than five

(5) Business

Days prior

to the

applicable meeting,
deliver

to

the

Corporation

(i) a

certificate

executed

by

such

Soliciting

Stockholder

certifying

that

such

Soliciting

Stockholder has

met the requirements

of Rule 14a-19(a)

(or any successor

provision) and (ii) sufficient

evidence, in
the judgment of

the Board of

Directors, that such

Soliciting Stockholder has

met the

requirements of Rule 14a-19(a)(3)
(or any successor provision) promulgated under the Exchange Act.
(4)

For purposes of this Section 2.11, “the date of the proxy statement” shall have the same meaning as
“the date of the company’s proxy statement released to shareholders” as used in Rule 14a-8(e) promulgated under the
Exchange Act, as interpreted by the Securities and Exchange Commission from time to time. “Public announcement”
shall mean disclosure (i) in

a press release reported by

the Dow Jones News

Service, Associated Press, Business Wire,
PR Newswire or other widely

circulated news or wire

service or (ii) in

a document publicly filed

by the Corporation
with the Securities and Exchange Commission pursuant to the Exchange

Act.
(5)

Notwithstanding the foregoing provisions of this Section 2.11, a stockholder shall also comply with all applicable requirements of state law and of

the Exchange Act and the rules and regulations

thereunder with respect
to

the

matters

set

forth

in

this Section

2.11.

Nothing

in

this Section

2.11

shall

be

deemed

to

affect

any

right

of

a
stockholder

to

request

inclusion

of

a

proposal

in,

or

the

right

of

the

Corporation

to

omit

a

proposal

from,

the
Corporation’s proxy statement pursuant

to Rule 14a-8 (or any successor provision) under the Exchange Act. Nothing in this

Section 2.11 shall require

disclosure of revocable

proxies received by

the stockholder

or Stockholder Associated
Person

pursuant

to

a

solicitation

of

proxies

after

the

filing

of

an

effective

Schedule

14A

by

such

stockholder

or
Stockholder Associated Person under Section 14(a) of the Exchange Act.
Section 2.12

Voting

by Ballot
.

Voting

on any question or in any election may be viva voce unless the chair of the meeting shall order that voting be by ballot.
Section 2.13

Control Share Acquisition Act
.

Notwithstanding any other provision of the Charter or these
Bylaws, Title 3, Subtitle 7 of the Maryland General

Corporation Law (or any successor statute) (the “
MGCL ”) shall not
apply to any acquisition by any person of shares of stock of the Corporation. This section may be repealed, in whole or in
part, at any time, whether before or after an acquisition of control shares and, upon such repeal, may, to the extent provided
by any successor bylaw,

apply to any prior or subsequent control share acquisition.
ARTICLE III
DIRECTORS
Section 3.1

General Powers
.

The business and affairs of the Corporation shall be managed under the direction of its Board of Directors.
Section 3.2

Number,

Tenure

and Resignation
.

At any

regular meeting

of the

Board of

Directors or

at any
special meeting

of the

Board of

Directors called

for that

purpose, a

majority of

the entire

Board of

Directors may

establish,
increase or decrease

the number of

directors, provided that

the number thereof

shall never be

less than the

minimum number
required

by the

MGCL

nor

more

than

fifteen

(15),

and

further

provided

that

the

tenure

of

office

of

a

director

shall not

be
affected

by any

decrease

in the

number of

directors. Directors

shall hold

their offices

for terms

expiring

at the

next

annual
meeting

of

stockholders

of

the

Corporation

and

when

their

successors

are

duly

elected

and

qualify.

Any

director

of

the
Corporation may resign

at any time by

delivering a resignation

to the Board of

Directors, the Chair

of the Board

of Directors
or the Secretary. Any resignation shall take effect immediately upon its receipt or at such later

time specified in the resignation.
The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation.
Section 3.3

Annual

and

Regular

Meetings
.

An

annual

meeting

of

the

Board

of

Directors

shall

be

held
immediately

after and

at the

same place

as the

annual meeting

of stockholders,

with no

notice

other than

this Bylaw

being
necessary.

In the event

such meeting is not

so held, the

meeting may be

held at such

time and place

as shall be specified

in a
notice given

as hereinafter

provided for

special meetings

of the

Board of

Directors. The

Board of

Directors may

provide, by
resolution,

the time

and place

for

the holding

of regular

meetings of

the Board

of Directors

without

other

notice than

such
resolution.
Section 3.4

Special Meetings
.

Special meetings of the Board of Directors may be called by or at the request of the Chair of the Board of Directors, the Chief Executive Officer, the President or a majority of the directors then in office. The person or persons authorized

to call special meetings of

the Board of Directors may fix

any place as the place

for holding any
special meeting

of the

Board of

Directors called

by them.

The Board

of Directors

may provide,

by resolution,

the time

and
place for the holding of special meetings of the Board of Directors without other notice than such resolution.

Section 3.5

Notice
.

Notice of any special meeting of the Board of Directors shall be delivered personally or by telephone, electronic mail, facsimile transmission,

courier or United States mail

to each director at such director’s

business or
residence

address.

Notice

by

personal

delivery,

telephone,

electronic

mail

or

facsimile

transmission

shall

be

given

at

least
twenty-four

(24) hours

prior to

the meeting.

Notice by

United States

mail shall

be given

at least

three (3)

days prior

to the
meeting. Notice

by courier

shall be

given at

least two

(2) days

prior to

the meeting.

Telephone

notice shall

be deemed

to be
given when the director or such

director’s agent is personally given such notice in

a telephone call to which the

director or such
director’s agent is a

party. Electronic mail notice shall

be deemed to be

given upon transmission of

the message to

the electronic
mail

address

given

to

the

Corporation

by

the

director.

Facsimile

transmission

notice

shall

be

deemed

to

be

given

upon
completion of the transmission

of the message

to the number

given to the

Corporation by the

director and receipt of

a completed
answer-back indicating receipt. Notice by United

States mail shall be deemed to be given when deposited

in the United States
mail properly addressed, with postage

thereon prepaid. Notice by courier

shall be deemed to be given

when deposited with or
delivered to

a courier properly

addressed. Neither

the business to

be transacted

at, nor the

purpose of,

any annual,

regular or
special meeting of the Board of Directors need be stated in the notice, unless specifically required by statute or these Bylaws.
Section 3.6

Quorum
.

A majority

of the directors

shall constitute

a quorum

for transaction

of business at

any
meeting of the Board of Directors, provided that, if less than a majority of such directors is present at such meeting, a majority of the directors present may adjourn the

meeting from time to time without

further notice, and provided further that if,

pursuant
to applicable law,

the Charter or

these Bylaws, the

vote of a

majority or other

percentage of a

particular group of

directors is
required for action, a quorum must also include a majority or such other percentage of such group.
The

directors

present

at

a

meeting

which

has

been

duly

called

and

at

which

a

quorum

has

been

established

may
continue to transact business until adjournment, notwithstanding the withdrawal from the meeting of enough directors to leave fewer than required to establish a quorum.
Section 3.7

Voting
.

The action of a majority of the directors present at a meeting at which a quorum is present shall

be

the

action

of the

Board

of

Directors,

unless

the

concurrence

of

a greater

proportion

is required

for

such action

by
applicable law, the

Charter or these Bylaws, provided that if, pursuant to applicable law,

the Charter or these Bylaws, the vote
of a majority or other percentage of a

particular group of directors is required for action,

a quorum must also include a majority
or such

other percentage

of such

group. If

enough directors

have withdrawn

from a

meeting to

leave fewer

than required

to
establish

a

quorum,

but

the

meeting

is

not

adjourned,

the

action

of

the

majority

of

that

number

of

directors

necessary

to
constitute a quorum at such

meeting shall be the

action of the Board

of Directors, unless the

concurrence of a greater proportion
is required for such action by applicable law,

the Charter or these Bylaws.
Section 3.8

Organization
.

At each meeting

of the Board

of Directors, the

Chair of the

Board of Directors

or,
in the absence of the Chair, the Vice Chair of the Board of Directors,

if any, shall act as chair of the meeting. In the absence of both the Chair and Vice Chair of the

Board of Directors, the Chief Executive Officer or,

in the absence of the Chief Executive
Officer,

the President or,

in the absence

of the President,

a director chosen

by a majority

of the directors

present, shall act

as
chair of the meeting. The Secretary or, in the Secretary’s absence, an Assistant Secretary of the Corporation, or,

in the absence
of the Secretary and all Assistant Secretaries, an individual appointed by the Chair,

shall act as secretary of the meeting.
Section 3.9

Meetings

by

Remote

Communication
.

Directors

may

participate

in

a

meeting

by

means

of

a
conference telephone or

other means of remote

communication if all

persons participating in the

meeting can hear

each other
at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.
Section 3.10

Consent by

Directors

Without

a Meeting
.

Any action

required or

permitted to

be taken

at any
meeting of the Board of Directors may be taken without a meeting, if a consent in writing or by electronic transmission to such
action is given by each director and is filed with the minutes of proceedings of the Board of Directors.
Section 3.11

Vacancies
.

If

for

any

reason

any

or

all the

directors

cease

to

be

directors,

such

event

shall

not
terminate the Corporation or

affect these Bylaws

or the powers

of the remaining

directors hereunder. Except as may

be provided
by the Board of

Directors in setting the

terms of any class or

series of preferred stock,

any vacancy on the

Board of Directors
may be

filled only

by a

majority of

the remaining

directors, even

if the

remaining directors

do not

constitute a

quorum. Any
director elected to fill a vacancy shall serve for

the remainder of the full term of the

directorship in which the vacancy occurred
and until a successor is elected and qualifies.
Section 3.12

Chair of the

Board of Directors
.

The Board of

Directors shall designate

a Chair of

the Board of
Directors. The

Board of

Directors may

designate the

Chair of the

Board of

Directors as an

executive or

non-executive chair.
The

Chair

of

the

Board

of

Directors

shall

preside

over

the meetings

of

the

Board

of

Directors.

The

Chair

of

the

Board

of

Directors shall

perform such

other duties

as may

be assigned

to the

Chair of

the Board

of Directors

by these

Bylaws or

the
Board of Directors.
Section 3.13

Compensation
.

Directors shall not

receive any stated

salary for their

services as directors but,

by
resolution of the Board of Directors, may receive compensation per year and/or per meeting and/or per visit to real property or other facilities owned

or leased by

the Corporation and

for any service

or activity they

performed or

engaged in as

directors.
Directors

may be

reimbursed for

expenses of

attendance,

if any,

at each

annual, regular

or special

meeting of

the Board

of
Directors or of

any committee thereof

and for their

expenses, if any, in connection

with each property

visit and any

other service
or activity

they perform

or engage

in as

directors; but

nothing herein

contained shall

be construed

to preclude

any directors
from serving the Corporation in any other capacity and receiving compensation therefor.
Section 3.14

Reliance
.

Each director and officer of

the Corporation shall, in the performance

of such director’s
or officer’s duties with respect

to the Corporation, be

entitled to rely on

any information, opinion, report

or statement, including
any financial statement

or other financial

data, prepared or presented

by an officer

or employee of the

Corporation whom the
director

or

officer

reasonably

believes

to

be

reliable

and

competent

in

the

matters

presented,

by

a

lawyer,

certified

public
accountant or other

person, as to

a matter which

the director or

officer reasonably believes to

be within the

person’s professional
or expert competence,

or, with

respect to a

director, by

a committee of

the Board of

Directors on which

the director does

not
serve, as to a matter within its designated authority,

if the director reasonably believes the committee to merit confidence.
Section 3.15

Certain Rights of

Directors and

Officers
.

Any director or

officer,

in such director’s

or officer’s
personal

capacity or

in

a capacity

as an

affiliate,

employee,

or agent

of

any other

person, or

otherwise,

may have

business
interests and engage in

business activities similar

to, in addition to

or in competition with

those of or

relating to the

Corporation.
Section 3.16

Ratification
.

The

Board

of

Directors

or

the

stockholders

may

ratify

and

make

binding

on

the
Corporation any action or inaction

by the Corporation or

its officers to the

extent that the Board

of Directors or the

stockholders
could

have

originally

authorized

the

matter.

Moreover,

any

action

or

inaction

questioned

in

any

stockholders’

derivative
proceeding or

any other proceeding

on the ground

of lack of

authority,

defective or

irregular execution,

adverse interest

of a
director,

officer

or

stockholder,

non-disclosure,

miscomputation,

the

application

of

improper

principles

or

practices

of
accounting or otherwise, may be

ratified, before or after judgment,

by the Board of Directors or

by the stockholders, and if

so
ratified, shall

have the

same force

and effect

as if

the questioned

action or

inaction had

been originally

duly authorized,

and
such ratification shall be binding upon the Corporation and its stockholders and shall constitute a bar to any claim or execution of any judgment in respect of such questioned action or inaction.
Section 3.17

Emergency Provisions
.

Notwithstanding any other

provision in the Charter

or these Bylaws, this
Section 3.17 shall

apply during the

existence of any

catastrophe, or other

similar emergency

condition, as a

result of which

a
quorum of the Board of Directors under Article III of these Bylaws cannot readily be obtained (an “ Emergency ”). During any
Emergency, unless otherwise provided by the

Board of Directors,

(a) a meeting

of the Board

of Directors or

a committee thereof
may be called by any director or officer by any means feasible under the circumstances; (b) notice of any meeting of the Board
of Directors during such an Emergency may be

given less than twenty-four (24) hours prior

to the meeting to as many

directors
and by

such means

as may

be feasible

at the

time, including

publication, television

or radio,

and (c)

the number

of directors
necessary to constitute a quorum shall be one-third (1/3) of the entire Board of

Directors.
ARTICLE IV
COMMITTEES
Section 4.1

Number,

Tenure

and

Qualifications
.

The

Board

of

Directors

may

appoint

from

among

its
members an

Audit Committee,

a Compensation

Committee, a

Nominating and

Corporate Governance

Committee and

other
committees, composed

of one or

more directors,

to serve at the

pleasure of the

Board of Directors.

The exact composition

of
each committee, including the total number

of directors and the number of

independent directors on each such committee,

shall
at all times comply with any applicable listing requirements and rules and regulations of the New York Stock Exchange or any other national securities exchange

on which the Corporation’s

common stock is then listed,

as such rules and regulations

may
be modified or amended from time to time, and the rules and regulations of the Securities and Exchange Commission, as such
rules and regulations may be modified or amended from time to time.
Section 4.2

Powers
.

The Board

of Directors

may delegate

to committees

appointed under

Section 4.1

of this
Article IV any of the powers of the Board of Directors, except as prohibited by law.

Section 4.3

Meetings
.

Notice of

committee meetings

shall be

given in

the same

manner as

notice for

special
meetings of the Board of

Directors. A majority of the

members of the committee

shall constitute a quorum

for the transaction
of business at any meeting of the committee. The act of a majority of the committee members present at a meeting shall be the act of such committee. The

Board of Directors may designate

a chair of any committee,

and such chair or,

in the absence of a
chair,

any two

(2) members

of any

committee (if

there are

at least

two (2)

members of

the committee)

may fix

the time

and
place of its

meeting unless the

Board of Directors

shall otherwise provide.

In the absence

of any member

of any such

committee,
the members

thereof present

at any meeting,

whether or not

they constitute

a quorum,

may appoint

another director

to act in
the place of such absent member.
Section 4.4

Meetings by

Remote Communication
.

Members of

a committee

of the

Board of

Directors may
participate in a

meeting by means

of a

conference telephone or

other means of

remote communication if

all persons

participating
in the

meeting can

hear each

other

at the

same time.

Participation

in a

meeting by

these means

shall constitute

presence in
person at the meeting.
Section 4.5

Consent by Committees Without a Meeting
.

Any action required or permitted to be taken at any
meeting

of a

committee of

the Board

of Directors

may be

taken

without a

meeting, if

a consent

in writing

or by

electronic
transmission to

such action

is given

by each

member of

the committee

and is

filed with

the minutes

of proceedings

of such
committee.
Section 4.6

Removal and

Vacancies
.

Subject to

the provisions

hereof, the

Board of

Directors shall

have the
power

at

any

time

to

change

the

membership

or

size

of

any

committee

(including

the

removal

of

any

member

of

such
committee), to fill any

vacancy, to

designate an alternate member

to replace any absent

or disqualified member or

to dissolve
any such committee.
ARTICLE V
OFFICERS
Section 5.1

General Provisions
.

The officers

of the

Corporation shall

include a

President, a

Secretary and

a
Treasurer

and

may

include a

Chief Executive

Officer,

one (1)

or more

Vice

Presidents,

a Chief

Operating

Officer,

a Chief
Financial Officer,

a Chief Investment

Officer,

a Chief Portfolio

Officer,

one (1) or

more Assistant Secretaries

and one

(1) or
more Assistant Treasurers. In addition, the Board

of Directors may from time

to time elect such

other officers with such powers
and duties

as it

shall deem

necessary or

desirable. The

officers of

the Corporation

shall be

elected annually

by the

Board of
Directors, except

that the

Chief Executive

Officer or

President may

from time

to time

appoint one

or more

Vice

Presidents,
Assistant Secretaries and Assistant Treasurers or other officers. Each officer shall serve until such officer’s successor is elected
and qualifies or until such officer’s death, or such

officer’s resignation or removal in the manner hereinafter provided. Any two
(2) or more offices

except President and

Vice President

may be held by

the same person. Election

of an officer

or agent shall
not of itself create contract rights between the Corporation and such officer or agent.
Section 5.2

Removal

and

Resignation
.

Any

officer

or

agent

of

the

Corporation

may

be

removed,

with

or
without cause, by

the Board of

Directors if in

its judgment the

best interests of

the Corporation would

be served thereby,

but
such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any officer of the Corporation may resign

at any

time by

delivering a

resignation to

the Board

of Directors,

the Chair

of the

Board of

Directors, the

Chief
Executive Officer, the President or the Secretary. Any resignation shall take effect immediately upon its receipt or at such later time specified in

the resignation. The

acceptance of a

resignation shall not

be necessary to

make it effective

unless otherwise
stated in the resignation. Such resignation shall be without prejudice to the contract rights, if any, of the Corporation.
Section 5.3

Vacancies
.

A vacancy in any office

may be filled by the

Board of Directors for

the balance of the
term.
Section 5.4

Chief Executive Officer
.

The Board of Directors may designate

a Chief Executive Officer.

In the
absence of such designation,

the Chair of the Board

of Directors shall be

the Chief Executive Officer

of the Corporation. The
Chief Executive Officer shall have general

responsibility for implementation of the policies of the Corporation,

as determined
by the Board of Directors, and for the management of the business and affairs of the Corporation. The Chief Executive Officer may

execute

any

deed,

mortgage,

bond,

contract

or

other

instrument,

except

in

cases

where

the

execution

thereof

shall

be
expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be
required

by

law

to be

otherwise executed;

and

in general

shall

perform

all duties

incident

to

the

office

of Chief

Executive
Officer and such other duties as may be prescribed by the Board of Directors from time to time.

Section 5.5

Chief Operating

Officer
.

The Board

of Directors

may designate

a Chief

Operating Officer.

The
Chief Operating

Officer

shall have

the responsibilities

and duties

as set

forth by

the Board

of Directors

or Chief

Executive
Officer.
Section 5.6

Chief Investment Officer
.

The Board of Directors may designate a Chief Investment Officer. The
Chief Investment

Officer shall

have the

responsibilities and

duties as

set forth

by the

Board of

Directors or

Chief Executive
Officer.
Section 5.7

Chief

Financial

Officer
.

The Board

of Directors

may

designate

a

Chief

Financial

Officer.

The
Chief

Financial

Officer

shall have

the responsibilities

and

duties

as set

forth

by

the Board

of Directors

or

Chief

Executive
Officer.
Section 5.8 Chief Portfolio Officer
.

The Board of

Directors may designate

a Chief Portfolio

Officer. The Chief
Portfolio Officer shall have the responsibilities and duties as set forth by the Board of Directors or Chief Executive Officer.
Section 5.9

President
.

In the absence of a Chief Executive Officer, the President shall in general supervise and control all

of the business

and affairs

of the Corporation.

In the absence

of a designation

of a Chief

Operating Officer

by the
Board of Directors,

the President shall be

the Chief Operating Officer.

The President may execute

any deed, mortgage, bond,
contract or other instrument, except in

cases where the execution thereof shall be

expressly delegated by the Board of

Directors
or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed;

and
in general shall

perform all duties incident

to the office

of President and

such other duties as

may be prescribed

by the Board
of Directors from time to time.
Section 5.10

Vice

Presidents
.

In the

absence of

the President

or in

the event

of a

vacancy in

such office,

the
Vice

President (or

in the event

there be

more than

one Vice

President, Vice

Presidents in

the order

designated at

the time of
their election or, in the absence of any designation,

then in the order of their election) shall perform the duties of the President and when so acting shall have all the powers of and be subject to all the restrictions upon the President; and shall perform such other duties as from

time to time may

be assigned to such

Vice President

by the Chief Executive

Officer, the

President or the
Board of

Directors. The

Board of

Directors may

designate one

or more

Vice

Presidents as

Executive Vice

President, Senior
Vice President or as Vice

President for particular areas of responsibility.
Section 5.11

Secretary
.

The Secretary

shall (a)

keep

the

minutes

of

the proceedings

of the

stockholders,

the
Board of Directors

and committees of

the Board of

Directors in one

or more books

provided for that

purpose; (b) see

that all
notices are duly given

in accordance with

the provisions of these

Bylaws or as

required by law; (c)

be custodian of the

corporate
records and

of the

seal of

the Corporation;

(d) keep

a register

of the

post office

address of

each stockholder

which shall

be
furnished to the Secretary by

such stockholder; (e) have general

charge of the stock

transfer books of the Corporation;

and (f)
in general perform such other duties as from time to time may be assigned to the Secretary by the Chief Executive Officer,

the
President or the Board of Directors.
Section 5.12

Treasurer
.

The Treasurer shall (a) have the custody of the funds and securities of the Corporation,
(b) keep full and accurate accounts

of receipts and disbursements in books

belonging to the Corporation, (c) deposit all

moneys
and other

valuable effects

in the

name and

to the

credit of

the Corporation

in such

depositories as

may be

designated by

the
Board of Directors

and (d) in general

perform such other

duties as from time

to time may be

assigned to the

Treasurer by the
Chief Executive Officer,

the President or

the Board of

Directors. In the

absence of a

designation of a

Chief Financial Officer
by the Board of Directors, the Treasurer shall be

the Chief Financial Officer of the Corporation.
The Treasurer shall disburse the funds of the Corporation

as may be ordered by the Board of Directors, taking proper
vouchers for such disbursements, and shall render to the President and Board of

Directors, at the regular meetings of the Board
of Directors or whenever it may so require, an account of all the transactions as Treasurer and of the financial condition of the
Corporation.
Section 5.13

Assistant Secretaries; Assistant

Treasurers
.

The Assistant Secretaries and

Assistant Treasurers,
in general, shall

perform such duties

as shall be

assigned to them

by the Secretary

or Treasurer,

respectively,

or by the Chief
Executive Officer, the President

or the Board of Directors.
Section 5.14

Compensation
.

The compensation of the

officers shall be fixed

from time to time by or

under the
authority of the Board of Directors. No officer

shall be prevented from receiving such compensation

by reason of the fact that
such officer is also a director.

ARTICLE VI
CONTRACTS, CHECKS AND DEPOSITS
Section 6.1

Contracts
.

The Board of Directors

or another committee of the

Board of Directors within the

scope
of its delegated authority may authorize any officer or agent to enter into any contract or to execute and deliver any instrument in

the

name

of and

on behalf

of

the Corporation

and

such authority

may

be

general

or confined

to

specific

instances. Any
agreement, deed, mortgage, lease or other

document shall be valid and binding upon

the Corporation when duly authorized or
ratified by action of the Board of Directors or such other committee and executed by an authorized person.
Section 6.2
Checks and

Drafts
.

All checks,

drafts or

other orders

for the

payment of

money,

notes or

other
evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or agent of the Corporation

in
such manner as shall from time to time be determined by the Board of Directors.
Section 6.3

Deposits
.

All funds of the Corporation not otherwise employed shall be deposited or invested from time to

time to

the credit

of the

Corporation as

the Board

of Directors,

the Chief

Executive Officer,

the President,

the Chief
Financial Officer, or any other

officer designated by the Board of Directors may determine.
ARTICLE VII
STOCK
Section 7.1

Certificates
.

Except as may be

otherwise provided by

the Board of Directors,

stockholders of the
Corporation are not entitled

to certificates representing the

shares of stock

held by them. In

the event that

the Corporation issues
shares of stock represented

by certificates, such certificates

shall be in such form

as prescribed by the

Board of Directors or a
duly authorized officer, shall contain the statements and information required by the MGCL and shall be signed by the officers of the

Corporation in

the manner

permitted by

the MGCL.

In the

event that

the Corporation

issues shares

of stock

without
certificates,

to

the extent

then required

by the

MGCL,

the Corporation

shall

provide

to the

record holders

of such

shares a
written statement of the information

required by the MGCL to

be included on stock certificates.

There shall be no differences
in the rights and obligations of stockholders based on whether or not their shares are represented by certificates.
Section 7.2

Transfers
.

All transfers of

shares of stock

shall be made

on the books

of the Corporation

and the
books of the transfer agent of the Corporation, if applicable, by the holder of the shares,

in person or by such holder’s attorney,
in such manner

as the Board

of Directors or

any officer of

the Corporation may

prescribe and, if

such shares are

certificated,
upon surrender to the Corporation or, if authorized by the

Corporation, the transfer agent of the

Corporation of certificates duly
endorsed

or

accompanied

by

proper

evidence

of

succession,

assignment

or

authority

to

transfer,

the

Corporation,

or,

if
authorized by the Corporation, the transfer agent of the Corporation, shall issue a new certificate to the person entitled thereto, cancel

the

old

certificate

and

record

the

transaction

on

its

books.

The

issuance

of

a

new

certificate

upon

the

transfer

of
certificated shares is

subject to the

determination of the

Board of Directors that

such shares shall no

longer be represented

by
certificates.

Upon

the transfer

of any

uncertificated

shares, to

the extent

then required

by the

MGCL, the

Corporation shall
provide to

the record holders

of such

shares a

written statement

of the

information required

by the MGCL

to be

included on
stock certificates.
The Corporation shall

be entitled to

treat the holder

of record of

any share of

stock as the holder

in fact thereof

and,
accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or on the part of any other person, whether or not

it shall have express

or other notice thereof,

except as otherwise expressly

provided by the laws

of the
State

of

Maryland.

Notwithstanding

the

foregoing,

transfers

of

shares

of

any

class

or

series

of

stock

will

be

subject

in

all
respects to the Charter and all of the terms and conditions contained therein.
Section 7.3

Replacement Certificate
.

Any officer of

the Corporation may

direct a

new certificate or

certificates
to be issued in place of any certificate

or certificates theretofore issued by the Corporation alleged to have been lost,

destroyed,
stolen or mutilated upon

the making of an

affidavit of that fact

by the person claiming

the certificate to be

lost, destroyed, stolen
or mutilated; provided,

however, if such shares

have ceased to

be certificated, no

new certificate shall

be issued unless

requested
in writing by such

stockholder and the Board

of Directors has determined

that such certificates may

be issued. Unless otherwise
determined by an officer of the Corporation, the owner of such lost, destroyed, stolen or mutilated certificate or certificates, or such owner’s legal representative, shall be required, as a condition precedent to the issuance of a new certificate or certificates,
to give

the Corporation

a bond

in such

sums as

it may

direct as

indemnity

against any

claim that

may be

made against

the
Corporation.

Section 7.4

Fixing of Record Date
.

Subject to the provisions of Article II, Section 2.3, the Board of Directors
may set, in advance, a record date for the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or determining stockholders entitled to receive payment of any dividend or the allotment of any other rights, or in order to

make a

determination of

stockholders for

any other

proper purpose.

Such date,

in any

case, shall

not be

prior to

the
close of business on

the day the record

date is fixed and

shall be not more

than ninety (90) days

and, in the case

of a meeting
of

stockholders,

not

less

than

ten

(10)

days,

before

the

date

on

which

the

meeting

or

particular

action

requiring

such
determination of stockholders of record is to be held or taken.
When

a

record

date

for

the

determination

of

stockholders

entitled

to

notice

of

and

to

vote

at

any

meeting

of
stockholders has

been set

as provided

in this

section, such

record date

shall continue

to apply

to the

meeting if

adjourned or
postponed, except if the meeting is adjourned or postponed to a date more than one hundred twenty (120) days after the record date originally fixed for the meeting, in which case a new record date for such meeting may be determined as set forth herein.
Section 7.5

Stock Ledger
.

The Corporation shall maintain at

its principal office or at the

office of its counsel,
accountants or

transfer agent,

an original

or duplicate

stock ledger

containing the

name and

address of

each stockholder

and
the number of shares of each class held by such stockholder.
Section 7.6

Fractional Stock;

Issuance Of

Units
.

The Board

of Directors

may authorize

the Corporation

to
issue

fractional

stock

or

authorize

the

issuance

of

scrip,

all on

such

terms

and

under

such

conditions

as

it

may

determine.
Notwithstanding

any

other

provision

of

the

Charter

or

these

Bylaws,

the

Board

of

Directors

may

issue

units

consisting

of
different securities of

the Corporation. Any

security issued in

a unit

shall have the

same characteristics

as any

identical securities
issued

by

the

Corporation,

except

that

the

Board

of

Directors

may

provide

that

for

a

specified

period

securities

of

the
Corporation issued in such unit may be transferred on the books of the

Corporation only in such unit.
ARTICLE VIII
ACCOUNTING YEAR
The Board

of Directors

shall have

the power,

from time

to time,

to fix

the fiscal

year of

the Corporation

by a

duly
adopted resolution.
ARTICLE IX
DISTRIBUTIONS
Section 9.1

Authorization
.

Dividends

and

other

distributions

upon

the

stock

of

the

Corporation

may

be
authorized by the

Board of Directors, subject

to the provisions of

law and the Charter.

Dividends and other distributions

may
be paid in cash, property or stock of the Corporation, subject to the provisions of law and the Charter.
Section 9.2

Contingencies
.

Before payment of any dividends or other distributions,

there may be set aside out
of any assets of the Corporation available for dividends or other distributions such sum or sums as the Board of Directors may from

time to

time, in

its absolute

discretion,

think

proper

as a

reserve

fund

for contingencies,

for

equalizing

dividends, for
repairing or maintaining

any property of

the Corporation or for

such other purpose as

the Board of

Directors shall determine,
and the Board of Directors may modify or abolish any such reserve.
ARTICLE X
INVESTMENT POLICIES
Subject

to

the

provisions

of

the

Charter,

the

Board

of

Directors

may

from

time

to

time

adopt,

amend,

revise

or
terminate any policy

or policies with

respect to investments

by the Corporation

as it shall

deem appropriate in

its sole discretion.

ARTICLE XI
SEAL
Section 11.1

Seal
.

The Board

of Directors

may authorize

the adoption

of a

seal by

the Corporation.

The seal
shall contain the name of the

Corporation and the year of its incorporation, and

the words “Incorporated Maryland.” The Board
of Directors may authorize one or more duplicate seals and provide for the custody thereof.
Section 11.2

Affixing Seal
.

Whenever the Corporation is permitted or required to affix its seal to a document, it shall be sufficient to meet

the requirements of any law, rule or regulation relating to

a seal to place

the word “(SEAL)” adjacent
to the signature of the person authorized to execute the document on behalf of the Corporation.
ARTICLE XII
INDEMNIFICATION AND

ADVA

NCE OF EXPENSES
To the maximum

extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and,
without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable
expenses in advance of

final disposition of a proceeding

to (a) any individual who

is a present or former

director or officer of
the Corporation and who is made or threatened to be made a party to the proceeding by reason of such person’s service in that
capacity or (b) any individual

who, while a director or

officer of the Corporation

and at the request of

the Corporation, serves
or has

served as

a director,

officer,

partner,

trustee, member

or manager

of another

corporation, real

estate investment

trust,
limited

liability

company,

partnership,

joint

venture,

trust,

employee

benefit

plan

or

other

enterprise

and

who

is

made

or
threatened to be

made a party

to the

proceeding by reason

of such

person’s service in that

capacity. The rights to

indemnification
and advance of expenses

provided by the Charter

and these Bylaws

shall vest immediately upon

election of a

director or officer.
The Corporation

may, with

the approval of

its Board of

Directors, provide

such indemnification and

advance for expenses

to
an individual

who served

a predecessor

of the

Corporation in

any of

the capacities

described in

(a) or

(b) above

and to

any
employee or agent of the Corporation or a predecessor of

the Corporation. The indemnification and payment or reimbursement of expenses

provided in

these Bylaws

shall not

be deemed exclusive

of or limit

in any way

other rights

to which

any person
seeking indemnification or payment

or reimbursement of

expenses may be

or may become

entitled under any

bylaw, resolution,
insurance, agreement or otherwise.
Neither the

amendment nor

repeal of

this Article

XII, nor

the adoption

or amendment

of any

other provision

of the
Charter

or

these

Bylaws

inconsistent

with

this

Article

XII,

shall

apply

to

or

affect

in

any

respect

the

applicability

of

the
preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.
ARTICLE XIII
WAIVER

OF NOTICE
Whenever

any

notice

of

a

meeting

is required

to

be given

pursuant

to

the

Charter

or these

Bylaws

or

pursuant

to
applicable law, a waiver thereof in writing or by electronic transmission, given by the person or persons entitled to such notice,
whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted

at nor the

purpose of any

meeting need

be set forth

in the waiver

of notice of

such meeting, unless

specifically
required by

statute. The

attendance of

any person

at any

meeting shall

constitute a

waiver of

notice of

such meeting,

except
where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that
the meeting has not been lawfully called or convened.
ARTICLE XIV
EXCLUSIVE FORUM FOR CERTAIN

LITIGATION
Unless the

Corporation consents

in writing

to the

selection of

an alternative

forum, the

Circuit Court

for Baltimore
City,

Maryland,

or,

if

that

Court

does

not

have

jurisdiction,

the

United

States

District

Court

for

the

District

of

Maryland,
Baltimore

Division,

shall

be

the

sole

and

exclusive

forum

for

(a)

any Internal

Corporate

Claim,

as such

term

is defined

in
Section 1-101(p) of the

MGCL, or any successor

provision thereof, (b) any

derivative action or proceeding

brought on behalf
of the Corporation, (c) any action asserting a claim of breach of any duty owed by any director or officer or other employee of the

Corporation

to

the

Corporation

or

to

the

stockholders

of

the

Corporation,

(d)

any

action

asserting

a

claim

against

the

Corporation or

any director

or officer

or other

employee of

the Corporation

arising pursuant

to any

provision of

the MGCL,
the Charter or these Bylaws, or (e) any other action asserting a claim against the Corporation or any director or officer or other employee of the Corporation that is governed by the

internal affairs doctrine.

Unless the Corporation consents in writing, none
of the foregoing actions, claims or proceedings shall be brought in any court sitting outside the State of Maryland.
ARTICLE XV
AMENDMENT OF BYLAWS
The Board of Directors shall have the power to adopt, alter or repeal any provision of these Bylaws and to make new
Bylaws.

In

addition,

these

Bylaws may

also

be

adopted,

altered

or

repealed,

and

new

Bylaws may

be

made,

pursuant

to

a
binding proposal

that is

(a) submitted

to the

stockholders for

approval at

a duly

called annual

meeting or

special meeting

of
stockholders by (i) the Board of Directors or (ii) a stockholder who provides to the Corporation timely notice of such proposal that satisfies the notice procedures and all other relevant provisions of Article II of these Bylaws and who is, at the record date set by the Board

of Directors for the

purpose of determining stockholders entitled to

vote on such matter, at

the time such notice
is

delivered

to

the

Corporation

and

as

of

such

meeting,

a

stockholder

that

satisfies

the

ownership

and

other

eligibility
requirements of

Rule 14a-8 under

the Exchange Act

and Article II

of these Bylaws,

and (b) approved

by the stockholders

by
the affirmative vote

of a majority of

the votes entitled to

be cast on the matter,

except that the stockholders

shall not have the
power to alter

or repeal Article

XII (Indemnification

and Advance of

Expenses) or this

Article XV or

adopt any provision

of
these Bylaws inconsistent with Article XII or this Article XV,

in either case, without the approval of the Board of Directors.